SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 18, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 6 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 18, 1997 registrant issued a press release entitled Brown & Root Contract to Lead Upgrade of Devonport Submarine Refit Facility pertaining, among other things, to an announcement that registrant's Brown & Root subsidiary will provide project management support for the contractors' alliance to develop and upgrade the nuclear submarine refit facilities at Devonport Royal Dockyard in Plymouth, England, the United Kingdom's largest submarine and warship refitting facility. The work is part of a design and construction contract valued at about $600 million. Brown & Root, through a UK holding company, owns 51 percent of Devonport Royal Dockyard Ltd, the private company that now owns the dockyard.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 18, 1997.















                                Page 2 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HALLIBURTON COMPANY




Date:    July 21, 1997                     By: /s/ Susan S. Keith
                                               --------------------------
                                               Susan S. Keith
                                               Vice President, Secretary and
                                               Corporate Counsel


























                                Page 3 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit                                                        Sequentially
Number                     Description                         Numbered Page

20                         Press Release of                    5 of 6
                           July 18, 1997
                           Incorporated by Reference


































                                Page 4 of 6 Pages
                       The Exhibit Index Appears on Page 4